Cash and Cash Equivalents (Tables)	6 Months Ended
Jun. 30, 2019
Cash and Cash Equivalents
Schedule of cash and cash equivalents

	June 30,	December 31,
	2019	2018
	(in US$’000)
Cash at bank and on hand	71,860	78,556
Bank deposits maturing in three months or less (note (a))	11,500	7,480
	83,360	86,036
Denominated in:
US$ (note (b))	59,459	58,291
RMB (note (b))	19,443	23,254
UK Pound Sterling (“£”) (note (b))	122	331
Hong Kong dollar (“HK$”)	4,336	4,160
	83,360	86,036

Notes:

(a)

The weighted average effective interest rate on bank deposits for the six months ended June 30, 2019 and the year ended December 31, 2018 was 2.47% per annum and 1.98% per annum respectively (with maturity ranging from 5 to 35 days and 7 to 90 days respectively).

(b)

Certain cash and bank balances denominated in RMB, US$ and £ were deposited with banks in the PRC. The conversion of these balances into foreign currencies is subject to the rules and regulations of foreign exchange control promulgated by the PRC government.